ROBECO INVESTMENT FUNDS

                     INSTITUTIONAL CLASS AND INVESTOR CLASS

                   ROBECO BOSTON PARTNERS Large Cap Value Fund
                    ROBECO BOSTON PARTNERS Mid Cap Value Fund
                 ROBECO BOSTON PARTNERS Small Cap Value Fund II
                    ROBECO BOSTON PARTNERS All-Cap Value Fund
                  ROBECO BOSTON PARTNERS Long/Short Equity Fund

                         Supplement dated August 8, 2005
                     to Prospectuses dated December 31, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         INSERT THE FOLLOWING AS THE SECOND PARAGRAPH UNDER THE SUB-PARAGRAPH OF THE PROSPECTUS ENTITLED "ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND" UNDER THE CAPTION "PORTFOLIO MANAGERS" IN THE SECTION ENTITLED "MANAGEMENT OF THE FUNDS" ON PAGE 36 OF THE INVESTOR CLASS PROSPECTUS AND ON PAGE 37 OF THE INSTITUTIONAL CLASS PROSPECTUS:

         Effective December 31, 2005, Wayne S. Sharp will be retiring as portfolio manager of the Robeco Boston Partners Large Cap Fund. In anticipation of this change, effective August 8, 2005, David J. Pyle has been named as Ms. Sharp's successor. Ms. Sharp will continue to manage the Fund in conjunction with Messrs. Donovan and Pyle until her retirement. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners' Large Cap Value product, and prior to that position, he was a research analyst specializing in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining the Adviser in January 2000, Mr. Pyle was employed by State Street Research as an equity analyst and associated portfolio manager working for the Value Group. Mr. Pyle is a CFA and member of the Boston Security Analysts Society. Mr. Pyle has 10 years of experience in the investment industry.

         INSERT THE FOLLOWING AS THE SECOND PARAGRAPH UNDER THE SUB-PARAGRAPH OF THE PROSPECTUS ENTITLED "ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND" UNDER THE CAPTION "PORTFOLIO MANAGERS" IN THE SECTION ENTITLED "MANAGEMENT OF THE FUNDS" ON PAGE 37 OF THE INVESTOR CLASS PROSPECTUS AND ON PAGE 38 OF THE INSTITUTIONAL CLASS PROSPECTUS:

         Effective August 8, 2005, Duilio R. Ramallo will become co-portfolio manager of the Robeco Boston Partners All-Cap Value Fund, replacing Steven L. Pollack, the secondary manager of the Fund. Harry Rosenbluth remains as the other co-portfolio manager on the Fund. However, Mr. Rosenbluth plans on retiring from the day to day management of the All-Cap Value Fund at the end of 2006. Mr. Ramallo is an equity portfolio manager for Boston Partners' Premium Equity product and prior to this position was an assistant portfolio manager for the small cap value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for the Adviser. Prior to joining the Adviser in December 1995, Mr. Ramallo spent three years with Deloitte & Touche LLP. He is a member of the CFA Institute and the Los Angeles Society of Financial Analysts and has a total of 10 years of investment experience.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.